Exhibit 99

NEWS RELEASE

CONTACT:
Alysha Tawney
Manager, Strategy and Investor Relations
713-331-4902
(IR@stage.com)

Stage Stores Announces Departure of CFO and
Appoints Jason Curtis as Interim Chief Financial Officer

HOUSTON, TX, August 8, 2018 - Stage Stores, Inc. (NYSE: SSI) announced that Oded Shein, its Executive Vice President, Chief Financial Officer and Treasurer, resigned his position effective August 10, 2018 to pursue another opportunity. The company has appointed Jason Curtis as interim Chief Financial Officer and Treasurer. Mr. Curtis has been with Stage since 2011, most recently serving as its Senior Vice President, Finance and Credit since March 2017. Mr. Curtis also held the roles of Group Vice President, Finance and Credit from May 2016 to March 2017, Vice President, Finance and Accounting from November 2013 to April 2016, and Vice President, Finance and Treasurer from May 2011 to November 2013. Prior to joining Stage, Mr. Curtis served in various financial roles at Belk, Inc. and The May Department Stores Company. Mr. Curtis earned his undergraduate degree from the University of Pittsburgh.

Michael Glazer, President and Chief Executive Officer commented, “We appreciate the great contributions Oded has made over the past seven years as he has helped shape Stage for the future, and we wish him well with his next endeavor.” Mr. Glazer continued, “I am thrilled that we have the depth of talent at Stage to appoint Jason as our interim CFO. Jason has been instrumental in growing our private label credit card program and managing our expense structure. While we expect to assess internal and external candidates for the CFO position, I am very confident in the strength of our existing team.”

About Stage Stores
Stage Stores, Inc. is a leading retailer of trend-right, name-brand values for apparel, accessories, cosmetics, footwear and home goods.  As of August 8, 2018, the company operates in 42 states through 764 BEALLS, GOODY'S, PALAIS ROYAL, PEEBLES and STAGE specialty department stores and 59 GORDMANS off-price stores, as well as an e-commerce website at www.stage.com.  For more information about Stage Stores, visit the company’s website at corporate.stage.com.

Caution Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the company and its customers, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in its public announcements and SEC filings.